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                                                                  Exhibit 23.1





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 4, 1994 included or incorporated by reference in International Paper Company's Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this registration statement.



                                                      ARTHUR ANDERSEN & CO.



New York, New York,
April 11, 1994.